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                                  EXHIBIT 10.9
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                         Securities Purchase Agreement

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                          SECURITIES PURCHASE AGREEMENT
                                   DATED AS OF
                               SEPTEMBER 28, 2004
                                 WITH RESPECT TO

                         11.5% SENIOR SECURED GRID NOTES


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                          SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (this "Agreement") dated this 28th day of September, 2004 (the "Effective Date") is entered into by and among Spencer Trask Specialty Group, LLC ("Spencer Trask"), Vyteris, Inc., a Delaware corporation (the "Company") and the individuals and entities listed on EXHIBIT A hereto under the heading "Initial Purchasers" (the "Initial Purchasers") who become parties to this Agreement by executing and delivering a financing signature page in the form attached hereto as EXHIBIT B (the "Financing Signature Page"), and the individuals and entities who become parties to this Agreement after the date hereof in accordance with Section 2.2 hereof by executing and delivering a Financing Signature Page (the "Additional Purchasers"). Additional Purchasers may include the Initial Purchasers. The Initial Purchasers and the Additional Purchasers are collectively referred to herein as the "Purchasers."

        WHEREAS, the Company desires to sell to the Purchasers, and the Purchasers desire to purchase from the Company, (a) one million shares (the "Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), (b) 11.5% Senior Secured Grid Notes (each, a "Note," and collectively, the "Notes"), in substantially the form attached hereto as EXHIBIT C and (c) warrants (each, a "Warrant," and collectively, the "Warrants"), in substantially the form attached hereto as EXHIBIT D, pursuant to the terms of this Agreement; and

        WHEREAS, each time a Purchaser loans funds to the Company, the Company shall issue to the Purchaser a Warrant to purchase up to such number of shares of Common Stock equal to the quotient obtained by dividing (i) 40% of the amount funded pursuant to the terms of each Notes, by (ii) 1.50

        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

        1.      AUTHORIZATION; SALE OF SHARES, NOTES AND WARRANTS.

                1.1 AUTHORIZATION. The Company has, or before the Closings (as defined in Section 2.2) will have, duly authorized the sale and issuance, pursuant to the terms of this Agreement, of the Shares, the Notes, the Warrants, the issuance of the Common Stock issuable upon exercise of the Warrants (the "Warrant Shares").

                1.2 SALE OF NOTES AND WARRANTS. Subject to the terms and conditions of this Agreement, at the Closing, the Company will sell and each of the Purchasers will purchase severally and not jointly the Shares, Notes in the principal amounts set forth on EXHIBIT A attached hereto and Warrants. The terms and provisions of the Notes and Warrants are more fully set forth in the forms of Note and Warrant, true and correct copies of each are attached hereto as EXHIBITS C and D, respectively.

                1.3 SALE OF THE SHARES. As a material inducement for the Purchasers entering into this Agreement, and for other good and valuable consideration, receipt and adequacy of which is acknowledged by the Company, the Company shall issue the Shares to Spencer Trask Specialty Group, LLC ("STSG") on the date hereof in the denomination set forth in EXHIBIT A hereto.

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        2.      PURCHASE PRICE; CLOSING.

                2.1 PURCHASE PRICE. The aggregate principal amount of the Notes is limited to the lesser of $5,000,000 and the Available Loan Amount (as defined in the Note); and

                2.2 THE INITIAL CLOSING. Subject to the terms and conditions of this Agreement, the initial closing (the "Initial Closing") of the sale and purchase of Shares, Notes and Warrants under this Agreement shall take place at the offices of Littman Krooks LLP, 655 Third Avenue, New York, New York 10017 (or remotely via the exchange of documents and signatures) on the Effective Date (the "Initial Closing Date"). At the Initial Closing, (i) the Company shall deliver to each of the Initial Purchasers: (A) the Notes in the aggregate principal amount set forth opposite such Initial Purchaser's name on EXHIBIT A attached hereto and (B) the Warrants to purchase an amount of shares Common Stock as set forth opposite such Initial Purchaser's name on EXHIBIT A attached thereto; (ii) the Company and STSG, as agent for the Initial Purchasers, shall execute and deliver the Security Agreement in the form attached hereto as EXHIBIT E (the "Security Agreement"); (iii) the Company and STSG shall execute and deliver the Warrant Agreement attached hereto as EXHIBIT Fand (iv) each Initial Purchaser shall pay directly to the Company, by wire transfer of immediately available funds, a portion of the Purchase Price equal to the aggregate principal amount of the Note so purchased.

                2.3 ADDITIONAL CLOSINGS. Additional sales of Notes and Warrants not sold at the Initial Closing may be made by the Company to the Additional Purchasers, if any, at one or more closings (each, an "Additional Closing"), until October 1, 2005, unless extended upon agreement of the Company and the Purchasers. Each Additional Closing and the Initial Closing are collectively referred to as the "Closings" and the date of each Additional Closing and the Initial Closing are collectively referred to as the "Closing Dates." At each Additional Closing, (i) each Additional Purchaser purchasing Notes and Warrants at such Additional Closing shall execute and deliver a Financing Signature Page, and upon acceptance by the Company of such Financing Signature Page, such Additional Purchaser shall become a "Purchaser" hereunder,
(ii) the Company shall issue and deliver to each Additional Purchaser who purchases a Note and Warrant at such Additional Closing certificates representing the principal amount of the Notes and Warrants being purchased and at such Additional Closing by such Additional Purchaser against payment to the Company of an amount equal to the principal amount for the Note being purchased by such Additional Purchaser, and (iii) the Company shall cause EXHIBIT A hereto to be amended to include each Additional Purchaser and all corresponding information specified in each such Exhibit (the "Revised Exhibit"). The Purchase Price shall be paid directly to the Company, by wire transfer of immediately available funds. The Company shall deliver the Revised Exhibit to each Purchaser, within a reasonable time period following each Additional Closing.

                2.4 DUTY TO PROVIDE LOANS. In consideration of receipt of the Shares, from the date hereof until October 1, 2005, Spencer Trask hereby agrees to loan to the Company (either directly or through one or more related parties) up to the lessor of $5,000,000 and the Available Loan Amount (as defined in the Note), at such time or times as the Company, in its sole and absolute discretion, shall request. The parties hereby agree and acknowledge that such loan or loans shall be subject to the terms and conditions of this Agreement and the attached Notes.

        3. REPRESENTATIONS OF THE COMPANY. To induce the Purchasers to enter into this Agreement and to purchase the Notes hereunder, the Company hereby warrants, represents and covenants to the Purchasers as set forth below in this Section 3. Except as set forth on the Disclosure Schedule attached to this Agreement as SCHEDULE 1, (the "Disclosure Schedule", such Disclosure Schedule being arranged in sections corresponding to the sections contained in this Section 3), the Company represents and warrants to the Purchasers that as of the Closing Date:

                3.1 DUE ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business as presently conducted and as presently contemplated. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of its business or the locations of its property requires such qualification, except where the failure to do so would not have a material adverse effect on the Company's business, operations, assets or condition (financial or otherwise).

                3.2 POWER AND AUTHORITY. The Company has the requisite corporate power and authority to execute and deliver this Agreement and the Shares, Notes and Warrants and to perform its obligations hereunder and

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thereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Company. This Agreement has been duly executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, moratorium, insolvency, reorganization or other similar laws now or hereafter in effect generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies. When executed and delivered by the Company at the Closing, each Note and Warrant will be the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, insolvency, reorganization or other similar laws now or hereafter in effect generally affecting the enforcement of creditors' rights, specific performance, injunctive or other equitable remedies.

                3.3 RESERVATION OF SHARES. The Company shall use its best efforts, including soliciting its stockholders for requisite approval, to at all times have authorized and reserved for issuance a sufficient number of shares of Common Stock to provide for the exercise of the Warrants. The Company agrees that the issuance of the Warrants shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrants Shares issuable upon exercise of the Warrants or any securities issued in connection with the Warrant.

                3.4 CAPITALIZATION; SUBSIDIARIES. The authorized capital stock of the Company consists solely of 100,000,000 shares of common stock, $.0001 par value per share (the "Common Stock"), and 50,000,000 shares of preferred stock, par value $.0001 per share ("Preferred Stock"), of which 333,333 shares are designated Series A Convertible Preferred Stock ("Series A Stock"), and 7,500,000 shares are designated Series C Convertible Preferred Stock ("Series C Stock"). There are as of the date hereof, and will be, as of the Closing Date, 24,865,888 (excluding the 1,000,000 shares to be issued in exchange for STSG's commitment to provide the Working Capital Facility and including 15,908 shares issued as a result the exercise of stock options by employees during the month of September 2004) (as described on the DISCLOSURE SCHEDULE)shares of Common Stock issued and outstanding; and 75,134,112 shares of Common Stock reserved for issuance consisting of:

                o 6,925,779 shares of Common Stock reserved for issuance pursuant to the Company's stock option plan, a true and complete list of which options and grants is set forth in the DISCLOSURE SCHEDULE,
                o 6,848,000 shares of Common Stock reserved for issuance pursuant to the warrants, a true and complete list of which is set forth in the DISCLOSURE SCHEDULE,
                o 92,593 shares of Common Stock reserved for issuance pursuant to the license, development and distribution agreement dated September 20, 2002 by and between the Company and B. Braun Medical Inc.,
                o 83,333 shares of Common Stock reserved for issuance upon conversion of the 333,333 shares of Series A Stock issued and outstanding,
                o 1,875,000 shares of Common Stock reserved for issuance upon the conversion of the 7,500,000 shares of Series
                        C Stock issued and outstanding, and
                o 8,622,500 shares of Common Stock reserved for issuance upon the conversion of certain convertible notes, a true and complete list of which is set forth in the DISCLOSURE Schedule.

The Preferred Stock issued and outstanding as of each such date shall consist solely of 333,333 shares of Series A Stock held by the Series A shareholder, Becton Dickinson and Company, and 7,500,000 shares of Series C Stock held by the sole Series C shareholders, Spencer Trask Specialty Group, LLC and Donald F. Farley. All of the issued and outstanding shares of capital stock of the Company have been duly authorized, and are validly issued, fully paid and non-assessable.

                3.5 OPTIONS; SHAREHOLDER RIGHTS. Except as set forth on the DISCLOSURE SCHEDULE, there are no outstanding obligations, options, warrants, convertible notes or other securities, subscriptions, or other commitments or rights (matured or contingent) of any nature to acquire or subscribe for any securities or other equity interest of or in the Company. The DISCLOSURE SCHEDULE also sets forth the exercise price and expiration dates of all outstanding options and warrants to acquire securities of the Company. Except as set forth in the DISCLOSURE SCHEDULE, there are no bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into,

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or exchangeable for, securities having the right to vote) on any matter on which any stockholder of the Company may vote. Except as set forth on the DISCLOSURE SCHEDULE, there are no preemptive rights, rights of first refusal, voting agreements, anti-dilution or "ratchet" protections or other rights that any stockholder of the Company would be entitled to exercise or invoke as a result of the purchase by a Purchaser of a Note in accordance with the terms of this Agreement.

                3.6 AUTHORIZATION OF THE SHARES, NOTES AND WARRANTS. All corporate action on the part of the Company necessary for the authorization, issuance, sale and/or delivery of the Shares, Notes and Warrants has been taken.

                3.7 COMPLIANCE WITH LAWS. The Company is in compliance in all material respects with all Federal, state, local and foreign laws, statutes, ordinances, regulations, orders, judgments, injunctions, awards or decrees (collectively, "Laws") applicable to it or any of its material properties or operations. The Company has not received any notice of material violation or alleged material violation of any Law by it. The Company has all material licenses, permits, orders and approvals of Federal, state, local and foreign governmental or regulatory bodies necessary for the conduct of its business and operations as presently conducted.

                3.8 NO BREACH; CONSENTS. Except as set forth on the DISCLOSURE SCHEDULE, the execution, delivery and performance of this Agreement and the Notes by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in any lien, pledge, mortgage, security interest, claim, lease, charge, option, easement, servitude or other encumbrance whatsoever (collectively, "Liens") upon any of the property of the Company (other than in favor of the Purchasers) or (ii) violate, conflict with or breach any of the terms and conditions of, result in a material modification of, accelerate or trigger the rights of any person under, or constitute (or with notice or lapse of time or both would constitute) a default under (a) any material instrument, contract or other agreement to which the Company is a party or by or to which it or any of its properties is bound or subject; (b) the Company's Certificate of Incorporation or By-laws (and all amendments thereto up through the date hereof); or (c) any Law applicable to the Company or any of its properties or operations. Except as set forth on the DISCLOSURE SCHEDULE, no consent, approval or authorization of, or declaration or filing with, any governmental authority, stockholder of the Company or other person is required on the part of the Company in connection with the execution, delivery or performance of this Agreement or the consummation by it of the transactions contemplated hereby.

                3.9 LITIGATION. Except as set forth on the DISCLOSURE SCHEDULE, there are no material suits or actions, administrative, arbitration or other proceedings or governmental investigations pending or, to the Company's knowledge, threatened against or affecting the Company or any of its properties or assets. There are no judgments, orders, injunctions, decrees or awards against the Company that are not satisfied or remain outstanding.

                3.10 BROKERS. Except as set forth on the DISCLOSURE SCHEDULE, neither the Company nor any of Company's officers, directors, employees or stockholders has employed any broker or finder in connection with the transactions contemplated by this Agreement and no fee is or will be due and owing to any broker or finder in connection with the transactions contemplated by this Agreement.

                3.11 INTELLECTUAL PROPERTY. Except as set forth on the DISCLOSURE SCHEDULE, there is not pending nor, to Company's knowledge, threatened any claim, suit or action contesting or challenging the rights of the Company in or to any of the material item of intellectual property owned or used by the Company in the conduct of its business (the "Intellectual Property") or the validity of any of the Intellectual Property. To the Company's knowledge, there is no infringement upon or unauthorized use of any of the Intellectual Property by any third party. No officer, director, equity holder or affiliate of the Company nor any of their respective associates has any right to or interest in any of the Intellectual Property, including, without limitation, any right to payments (by royalty or otherwise) in respect of any use or transfer thereof.

        4. REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers severally represents and warrants to the Company as follows:

                4.1 POST-CLOSING CURES AND REQUIREMENTS. The Purchaser hereby represents that it agrees and acknowledges that (i) pursuant to the Merger (as defined in that certain Confidential Private Placement Memorandum, dated June 18, 2004), the Company will become a wholly-owned subsidiary of Treasure Mountain

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Holdings, Inc. ("Pubco"); (ii) at present, Pubco has an insufficient number and type of shares of capital stock authorized to provide all of the merger consideration contemplated by the proposed terms of the Merger; and (iii) after consummation of the Merger, it is intended that the lack of authorized shares will be cured either by (A) Pubco reincorporating in the State of Delaware by merging into a subsidiary corporation that will have sufficient authorized shares to provide all of the applicable merger consideration (the "Reincorporation Merger"); or (B) amending the Pubco Certificate of Incorporation to provide for additional authorized shares. The Purchaser hereby agrees that, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of common stock of Pubco ("Pubco Common Stock"), however called, or in connection with any written consent of the holders of Pubco Common Stock, the Purchaser will appear at the meeting to, or will otherwise cause the Purchaser's shares of Pubco Common Stock and any other interests that the Purchaser may have in Pubco to be counted as present thereat for purposes of establishing a quorum and will vote all of such Pubco capital stock and any other interests in favor of, or will consent (with respect to such capital stock and interests) to, the Reincorporation Merger, or, if proposed by the Board of Directors of Pubco, will vote all of such Pubco capital stock and any other interests in favor of, or will consent (with respect to such capital stock and interests) to, an amendment to the Certificate of Incorporation of Pubco to provide for the authorization of the shares required to be issued or reserved for issuance pursuant to the Merger.

                4.2 EXISTENCE AND POWER. The Purchaser (a) is duly organized and validly existing and (b) has the requisite power and authority to execute, deliver and perform its obligations under this Agreement. In the event the Purchaser is an individual, such Purchaser has the legal capacity to execute, deliver and perform the obligations under this Agreement.

                4.3 AUTHORIZATION; NO CONTRAVENTION. The execution delivery and performance by each Purchaser of this Agreement and the transactions contemplated hereby, (a) have been duly authorized by all necessary action, (b) do not contravene the terms of such Purchaser's organizational documents, or any amendment thereof, and (c) do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any material contractual obligation of such Purchaser or any requirement of law applicable to such Purchaser, and (d) do not violate any orders of any court, arbitrational tribunal, administrative agency or commission or other governmental or regulatory authority or agency (each of the foregoing is hereafter referred to as a "Governmental Entity") against, or binding upon, such Purchaser.

                4.4 GOVERNMENTAL AUTHORIZATION; THIRD PARTY CONSENTS. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Entity or any other person, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance (including, without limitation, the purchase of the Notes) by, or enforcement against, the Purchaser of this Agreement or the transactions contemplated hereby.

                4.5 BINDING EFFECT. This Agreement has been duly executed and delivered by each Purchaser and constitutes the legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting generally the enforcement of creditors' rights and subject to a court's discretionary authority with respect to granting a decree ordering specific performance or other equitable remedies.

                4.6 PURCHASE FOR OWN ACCOUNT. The Shares, Notes and Warrants hereby acquired by each Purchaser pursuant to this Agreement are being acquired for such Purchaser's own account and with no intention of distributing or reselling such securities or the securities issuable upon exercise of the Warrants in any transaction that would be in violation of the securities laws of the United States of America or any state, without prejudice. If such Purchaser should in the future decide to dispose of any of such Notes or Warrant or the securities issuable upon exercise thereof, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect. Each Purchaser agrees to the imprinting, so long as required by law, of legends on certificates representing all of its Shares, Notes, Warrants, and Warrant Shares (hereinafter collectively referred to as the "Securities").

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE

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REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR
PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                4.7 RESTRICTED SECURITIES. Each Purchaser understands that none of the Securities will be registered at the time of their issuance under the Securities Act since they are being acquired from the Company in a transaction exempt from the registration requirements of the Securities Act and that the reliance of the Company on such exemption is predicated in part on the Purchaser's representations set forth herein.

                4.8 INVESTMENT REPRESENTATIONS. Each Purchaser is acquiring the Securities, for such Purchaser's own account, for investment and not with a view to, or for sale in connection with, any distribution of such securities or any part thereof. Each Purchaser (i) has such knowledge and experience in financial and business affairs that it is capable of evaluating the merits and risks involved in purchasing the Securities, (ii) is able to bear the economic risks involving in purchasing the Securities, (iii) is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act and (iv) has had the opportunity to ask questions of, and receive answers from, Company and persons acting on Company's behalf concerning Company's business, management, and financial affairs and the terms and conditions of the Securities. Each Purchaser's principal place of business is New York.

        5. CONDITIONS OF CLOSING OF THE INITIAL PURCHASERS AND ADDITIONAL PURCHASERS. The obligations of the Purchasers to purchase their respective Notes and Warrants and transfer the Purchase Price for the Notes and Warrants being purchased at the applicable Closing, as the case may be, are subject to the fulfillment at or before such Closing, as applicable, of the following conditions precedent, any one or more of which may be waived in whole or in part by the Purchasers, which waiver shall be at the sole discretion of such
Purchasers:

                5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company in this Agreement shall have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

                5.2 ISSUANCE OF SHARES. The Company shall have previously issued 1,000,000 shares of Common Stock to STSGas consideration for entering into this Agreement.

                5.3 AGREEMENTS. All agreements, and conditions contained in this Agreement to be performed or complied with by the Company prior to the Initial Closing or Additional Closing, as the case may be, shall have been performed or complied with by the Company prior to or at the Initial or Additional Closing, as applicable.

                5.4 CONSENTS, ETC. The Company shall have secured and delivered to the Purchasers all consents and authorizations that shall be necessary or required lawfully to consummate this Agreement and to issue the Notes to be purchased by each Purchaser at the Initial or Additional Closing.

                5.5 DELIVERY OF DOCUMENTS. All of the documents to be delivered by the Company pursuant to Sections 2.1 or 2.2, as applicable, shall be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and shall have been executed and delivered to the Purchasers by each of the other parties thereto.

                5.6 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be in a form and substance reasonably satisfactory to the Purchasers and their counsel, and the Purchasers and their counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchasers or their counsel may reasonably request.

        6. CONDITIONS OF CLOSING OF THE COMPANY. The Company's obligations to sell and issue the Notes at the Initial Closing or Additional Closings, as the case may be, are subject to the fulfillment at or before the Initial Closing or Additional Closings of the following conditions, which conditions may be waived in whole or in part by the Company, and which waiver shall be at the sole discretion of the Company:

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                6.1     REPRESENTATIONS AND WARRANTIES. The representations and
warranties made by the Purchasers in this Agreement shall have been true and correct in all respects as of the date when made and as of each Closing Date, except for the representations and warranties that are expressly made as of a particular date (which shall remain true and correct as of such date).

                6.2 AGREEMENTS. All agreements, and conditions contained in this Agreement to be performed or complied with by the Purchasers prior to the Initial Closing or Additional Closing, as the case may be, shall have been performed or complied with by the Company prior to or at the Initial or Additional Closing, as applicable.

                6.3 PAYMENT OF PURCHASE PRICE. The Purchasers shall have tendered the aggregate Purchase Price in exchange for the Notes being issued hereunder in accordance with Section 2.1 or 2.2, as applicable.

                6.4 DELIVERY OF DOCUMENTS. All of the documents to be delivered by the Purchasers pursuant to Section 2.1 or 2.2, as applicable, shall be in a form and substance reasonably satisfactory to the Company and its counsel, and shall have been executed and delivered to the Company by each of the other parties thereto.

        7       INTERCREDITOR AGREEMENT. Each Purchaser hereby agrees as
follows:

                7.1 STSG is hereby appointed by the Purchaser to act as security agent (the "Security Agent") under the Security Agreement with respect to the Collateral (as defined in the Security Agreement) and to take all actions as contemplated in such capacity in the Security Agreement.

                7.2 At all times, whether before, after or during the pendency of any bankruptcy, reorganization or other insolvency proceeding involving the Company, notwithstanding the preferences or priorities resulting from the order of granting or perfection of any liens, the order of filing or recording of any financing statements or mortgages or the priorities that would otherwise apply under applicable law:

                        (a) The right to receive payments on the Notes and the security interests of each Purchaser in all Collateral shall rank equally and the Purchasers shall share therein and in the proceeds thereof PRO RATA according to the unpaid principal and accrued interest due and owing to each Purchaser from time to time under the Notes. No Purchaser shall challenge the validity, perfection or priority of any Purchaser's security interest in the Collateral pursuant to the Notes or challenge the relative priority thereof established pursuant to this Agreement; and

                        (b) Except as otherwise provided specifically herein, priority shall be determined in accordance with applicable law. The provisions of this Section 7.2(b) are, and are intended, solely for the purpose of defining the relative rights of the Purchasers, and are solely for the benefit of the Purchasers, and may not be relied upon or enforced by any party other than then Purchasers, and nothing in this Section 7.2(b) is intended to or shall impair the obligations of the Company.

                        (c) Notwithstanding any contrary provision of the Notes, a Note shall not be declared to be due and payable prior to the date on which the Requisite Holders (as hereafter defined) declare same to be due and payable.

                        (d) A Purchaser shall not, without the prior written consent of the Requisite Holders, institute proceedings to enforce any provision of a Note, the Security Agreement, or this Agreement, notwithstanding any provision to the contrary contained in the Notes, the Security Agreement or this Agreement or in any agreement or instrument relating hereto or thereto.

                        (e) The Security Agent upon the approval of the Requisite Holders shall have the sole authority to decide upon the exercise of any rights and remedies with respect to the Collateral (as defined in the Security Agreement) under the Security Agreement for the benefit of all Purchasers. No Purchaser shall have the right to take any action with respect to the Collateral whether by judicial or non-judicial foreclosure, notification to the Company's account debtors, or otherwise, except in accordance with the preceding sentence.

                        (f) In the event any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, and whether or not pursuant to any dissolution, winding up, liquidation or reorganization, not permitted by or in accordance with the provisions of this Agreement or the Notes shall be received by a Purchaser, such payment or distribution to such Purchaser shall not be commingled with other funds and shall be held in trust for the benefit of, and shall be paid over or delivered to, the party or parties entitled to receive such payment or distribution, in the form received (except for the endorsement or assignment of a Purchaser where necessary). In the event of any failure by a Purchaser to make any such endorsement or assignment, the party or parties entitled to receive such payment or distribution are hereby irrevocably authorized to make same.

                        (g) The Security Agent shall only be obligated to take action and shall act as directed by the Requisite Holders; neither the Security Agent, nor any of its officers, directors, employees or affiliates shall be responsible to Lenders for any losses that any of such Lenders may incur hereunder or under the Security Agreement. The Security Agent shall be entitled to conclusively rely on any such direction or consent from the Requisite Holders. In addition, the Security Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by the Purchasers to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Security Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions.

                        (h) The Security Agent may resign at any time by giving written notice ("Notice") to the Company and the Lenders, which resignation shall be effective 30 days from the date of the Notice ("Effective Resignation Date"). Upon the earlier of (i) the Effective Resignation Date or
(ii) the appointment of a successor Security Agent by the Requisite Holders, the Security Agent shall have no further obligations hereunder. In the event a successor Security Agent is not appointed by the Requisite Holders on or before the Effective Resignation Date, then Security Agent shall have the right to deliver any Collateral held by it with a clerk of a court of competent jurisdiction or a third party escrow provider pending the appointment of a successor Security Agent by the Requisite Holders.

        8       MISCELLANEOUS.

                8.1 SUCCESSORS AND ASSIGNS. This Agreement, and the rights and obligations of each Purchaser hereunder, may be assigned by such Purchaser to (a) any person or entity to which the Notes are transferred by such Purchaser, or (b) to any Affiliated Party (as hereinafter defined), and, in each case, such transferee shall be deemed a "Purchaser" for purposes of this Agreement; provided that such assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and assignment and agreeing in writing to be bound by the terms of this Agreement. The Company may not assign its rights under this Agreement. For purposes of this Agreement, "Affiliated Party" shall mean, with respect to any Purchaser, any person or entity which, directly or indirectly, controls, is controlled by or is under common control with such Purchaser, including, without limitation, any general partner, officer or director of such Purchaser and any venture capital fund now or hereafter existing which is controlled by one or more general partners of, or shares the same management company as, such Purchaser.

                8.2 EXPENSES. Each party hereto shall pay its own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

                8.3 SEVERABILITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                8.4 SPECIFIC PERFORMANCE. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                8.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                8.6 NOTICES. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below: If to the Company, at 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410,
Attention: Dr. Vincent DeCaprio, President, or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to Lowenstein Sandler P.C., 65 Livingston Avenue, Roseland, New Jersey 07068-1791, Attention: Peter H. Ehrenberg, Esq.

                                If to a Purchaser, at its address set forth on
EXHIBIT A, or at such other address as may have been furnished in writing by such Purchaser to the other parties hereto, with a copy to Littman Krooks LLP, 655 Third Avenue, New York, New York 10017, Attention: Mitchell C. Littman, Esq.

                                Any party may give any notice, request, consent
or other communication under this Agreement using commercially reasonable means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

                8.7 COMPLETE AGREEMENT. This Agreement (including its exhibits and schedule) constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter.

                8.8 AMENDMENTS AND WAIVERS. This Agreement may be amended or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 50% of the aggregate amount of principal under all Notes then held by all Purchasers (the "Requisite Holders"). Notwithstanding the foregoing, (a) this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Purchaser without the written consent of such Purchaser unless such amendment, termination or waiver applies to all Purchasers in the same fashion, (b) EXHIBIT A hereto may be amended by the Company from time to time in accordance with Section 2.2 to add information regarding Additional Purchasers without the consent of the other parties hereto and (c) no amendment of this Agreement may be made with respect to the Maturity Date or interest rate of a Note without the consent of the holder thereof. The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this
Section 8.8 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                8.9 PRONOUNS. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                8.10 COUNTERPARTS; FACSIMILE SIGNATURES. This Agreement may be executed in any number of counterparts (including, in the case of the Purchasers, Financing Signature Pages), each of which shall be deemed to be an original, and all of which shall constitute one and the same document. This Agreement (including the Financing Signature Pages) may be executed by facsimile signatures.

                8.11 SECTION HEADINGS AND REFERENCES. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise. ]

        Executed as of the date first written above.

                                        COMPANY:

                                        VYTERIS, INC.

                                        By:     /s/ Vincent De Caprio
                                                ---------------------
                                        Name:   Vincent De Caprio
                                        Title:  President


                                        SPENCER TRASK SPECIALTY GROUP, LLC

                                        By:    /s/ Donald F. Farley
                                               ----------------------
                                               Donald F. Farley
                                               Chief Executive Officer


                                                           EXHIBIT A

                                          LIST OF PURCHASERS AND SECURITIES PURCHASED

----------------------------------------- ----------------------------------------- -----------------------------------------
            Name and Address
         OF INITIAL PURCHASERS


----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------
           Name and Address of
         ADDITIONAL PURCHASERS
----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

----------------------------------------- ----------------------------------------- -----------------------------------------

                                    EXHIBIT B
                            FINANCING SIGNATURE PAGE

        By execution and delivery of this signature page, the undersigned hereby agrees to become a Purchaser, as defined in that certain Note Purchase Agreement (the "Purchase Agreement") by and among Vyteris, Inc., a Delaware corporation (the "Company"), and the Purchasers (as defined in the Purchase Agreement), dated as of the Closing Date (as defined in the Purchase Agreement), acknowledges having read the representations in the Purchase Agreement section entitled "Representations of the Purchasers," and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Purchaser. The undersigned further hereby agrees to be bound by the terms and conditions of the (i) Purchase Agreement as a "Purchaser" thereunder, (ii) the Security Agreement and (iii) the Warrant Agreement and authorizes this signature page to be attached to the Purchase Agreement.

        Executed, in counterpart, as of the date set forth below.

                                        PURCHASER:


                                        By:___________________________________
                                               Name of Purchaser


                                        By:___________________________________

                                        Title: _______________________________
                                        Date: ________________________________
                                        Contact Person: ______________________
                                        Telephone No.: _______________________
                                        Fax No.:  ____________________________
                                        E-mail Address:  _____________________

                                    EXHIBIT C
                     FORM OF 11.5% SENIOR SECURED GRID NOTE

                         11.5% SENIOR SECURED GRID NOTE


New York, New York                                           _________ __, 200__


This Note is issued pursuant to, and is subject to the terms and conditions of the Securities Purchase Agreement dated as of September __, 2004 with respect to 11.5% Senior Secured Grid Notes among Vyteris, Inc. and the Initial Purchasers named therein ("Purchase Agreement").


1.      DEFINITIONS. For purposes of this Note:

        A. AVAILABLE LOAN AMOUNT. The "Available Loan Amount" means, at any one point in time, the sum of (a) all accounts receivable less than 60 days past due relating to the purchase of Inventory (as hereinafter defined) from the Borrower; and (b) the cost of Inventory owned by the Borrower, inclusive of raw materials, work-in-process and finished goods, as calculated in accordance with generally accepted accounting principles.

        B. BORROWER. The "Borrower" means Vyteris, Inc., a Delaware corporation residing at or having its chief executive office at 847 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410.

        C. COLLATERAL. "Collateral" means any collateral, subordination, guaranty, endorsement or other security or assurance of payment, whether now existing or hereafter arising or accruing, that now or hereafter secures the payment of or is otherwise applicable to the Outstanding Principal Account or any interest or other amount payable pursuant to this Note and remaining unpaid.

        D. CREDIT. The "Credit" means a loan limit made available by the Lender to the Borrower in the maximum principal amount equal to the Limiting Principal Amount.

        E. EVENT OF DEFAULT. "Event of Default" shall have the meaning set forth in Section 8 hereof.

        F. HOLDER. The "Holder" means the Lender or any transferee of this Note., provided that any transferee shall have executed an assumption agreement pursuant to which the transferee shall have unconditionally assumed the obligations of the Holder under this Note and the other Transaction Documents relating to this Note.

        G. INTEREST. "Interest" shall have the meaning set forth in Section 3 hereof.

        H. LENDER. The "Lender" means Spencer Trask Specialty Group, LLC, a Delaware limited liability company, having its chief executive office at 535 Madison Avenue, New York, New York 10022.

        I. LIMITING PRINCIPAL AMOUNT. "Limiting Principal Amount" means $5,000,000.

        J. LOAN. "Loan" means any loan by the Holder pursuant to the Credit.

        K.      MATURITY DATE. The "Maturity Date" shall be November 15, 2005.

        L. OUTSTANDING PRINCIPAL AMOUNT. The "Outstanding Principal Amount" means the outstanding principal amount of this Note.

        M. TRANSACTION DOCUMENTS. The "Transaction Documents" shall mean this Note, the Purchase Agreement and the Security Agreement as defined in
Section 9 hereof.

2. PROMISE TO PAY. The principal amount plus all accrued and unpaid interest owing under this Note shall be paid on the Maturity Date; PROVIDED, HOWEVER, this Note shall be prepaid from the proceeds received by the Borrower from the sale of its inventory (the "Inventory") prior to the Maturity Date. The Borrower agrees that beginning on the date hereof all payments to the Borrower by account ("Accounts") relating to their purchases of Inventory from the Borrower are to be made directly to the "lock box" account designated in SCHEDULE A hereto until further notice from the Holder. The Borrower shall not contradict such instructions until such time as the Outstanding Principal Amount and accrued but unpaid interest is paid. The Borrower also agrees to transfer promptly, and in no event later than three (3) business days after receipt, to the Lender all payments received directly by the Borrower from the Accounts by wire transfer to the account designated on SCHEDULE A hereto in immediately available funds in U.S. Dollars. All funds deposited into the "lock-box" account shall be applied as prepayments to this Note (which shall be applied first to interest and then to principal hereunder). Such prepayment amounts may be re-borrowed by the Borrower pursuant to a valid borrowing request to the lender in the form attached hereto as SCHEDULE B and Holder shall lend those sums to the Borrower. The Borrower agrees to use commercially reasonable efforts to collect any and all monies from Accounts. The Holder shall have the right to 100% of the monies sent to the "lock box" account designated in SCHEDULE A hereto or otherwise received by Spencer Trask Specialty Group, LLC ("STSG") in respect of the Accounts for application to the outstanding balance of this Note. This Note, and all representations, warranties, covenants and agreements contained herein, shall be binding upon the Borrower and its successors and permitted assigns and shall inure to the benefit of the Lender and its successors and assigns. The Borrower may not assign or delegate any of its duties or obligations under this Note without the written consent of the Holder, which shall not be unreasonably withheld.

3. INTEREST. Interest, calculated on the basis of a 360-day year for the actual calendar days elapsed (365 or 366, as applicable), on the Outstanding Principal Amount from and including the date of this Note to but not including the date the Outstanding Principal Amount is paid in full at a rate per year that shall on each day be 11.5% (provided, however, that (i) in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law and (ii) solely to the extent necessary to result in such interest not being payable at a rate in excess of such maximum rate, any amount that would be treated as part of such interest under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Holder, shall be refunded to the Borrower, it being the intention of the Lender and the Borrower that such interest not be payable at a rate in excess of such maximum rate) (the "Interest").

        The Outstanding Principal Amount and accrued and unpaid Interest outstanding as of the Maturity Date shall automatically become due and payable on the Maturity Date.

4. PAYMENTS WITHOUT PREMIUM OR PENALTY. The Borrower shall have the option before the Maturity Date or upon the occurrence of an Event of Default of paying the Outstanding Principal Amount to the Holder in full or part at any time and from time to time without any premium or penalty.

5. SCHEDULE OF ADVANCES OR LOAN ACCOUNT. There shall be payable as principal pursuant to this Note only so much of the Limiting Principal Amount as shall have been advanced by the Holder as a Loan or Loans and is outstanding. The Holder shall set forth on the schedule attached to and made a part of this Note or any similar schedule or loan account (including, but not limited to, any similar schedule or loan account maintained in computerized records) annotations evidencing (a) the date and principal amount of each Loan, (b) the date and amount of each payment applied to the Outstanding Principal Amount and (c) the Outstanding Principal Amount after each Loan and each such payment. Each such annotation shall, in the absence of manifest error, be conclusive and binding upon the Borrower. No failure by the Holder to make and no error by the Holder in making any annotation on such attached schedule or any such similar schedule or loan account shall affect the Borrower's obligation to repay the principal amount of each Loan, the Borrower's obligation to pay interest on the outstanding principal amount of each Loan or any other obligation of the Borrower to the Holder pursuant to this Note or otherwise. At such time as the Borrower wishes to receive a Loan, a request shall be submitted to Holder in the form attached hereto as SCHEDULE B, certified as correct by the Borrower's Chief Executive Officer and Chief Financial Officer.

6. LIMITATION ON OUTSTANDING PRINCIPAL AMOUNT. The Borrower shall not at any time permit, and the Lender shall not at any time be obligated to permit, the Outstanding Principal Amount to exceed the Limiting Principal Amount, or, if less, the Available Loan Amount.

7. AMOUNTS IMMEDIATELY DUE. The Outstanding Principal Amount and all Interest and other amounts payable pursuant to this Note and remaining unpaid shall, without any notice, demand, presentment or protest of any kind (each of which is knowingly, voluntarily, intentionally and irrevocably waived by the Borrower), automatically become immediately due upon the occurrence of any Event of Default.

8. EVENTS OF DEFAULT. If any one or more of the following events (each, an "Event of Default") shall occur, that is to say:

        A. The Borrower shall fail to make any payment in respect of interest (including additional interest) on or principal of this Note within five (5) days of becoming due, whether at maturity or by acceleration or otherwise; or

        B. Any default or event of default shall occur with respect to any other indebtedness of the Borrower exceeding $100,000 which results in any payment with respect to such indebtedness for borrowed money becoming due prior to its stated maturity; or

        C. A final judgment which, in the aggregate with other outstanding final judgments against the Borrower, exceeds $100,000 shall be rendered against the Borrower and, if within 45 days after entry thereof, such judgment shall not have been discharged or stayed pending appeal, or within 45 days after expiration of such stay such judgment shall not have been discharged; or

        D.      The Borrower shall:

                (i) commence a voluntary case under Title 11 of the United States Code as from time to time in effect, or authorize, by appropriate proceedings of its board of directors, the commencement of such a voluntary case;

                (ii) have filed against it a petition commencing an involuntary case under said Title 11 which is not dismissed or vacated within 90 days after the date the same is filed;

                (iii) seek relief as a debtor under any applicable law, other than said Title 11, of any jurisdiction relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors, or consent to or acquiesce in such relief;

                (iv) have entered against it any order by a court of competent jurisdiction (i) finding it to be bankrupt or insolvent, (ii) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (iii) assuming custody of, or appointing a receiver or other custodian for, all or a substantial part of its property and, in the case of clause (ii) or (iii), any such order shall not have been vacated or rescinded within 90 days after the date such order was entered; or

                (v) make an assignment for the benefit of, or enter into a composition with, its creditors, or appoint or consent to the appointment of a receiver or other custodian for all or a substantial part of its property; or

        E. The Borrower shall have breached in any material respect any representation, warranty, covenant or obligation contained in the Transaction Documents and, if capable of cure, such breach continues for ten (10) days after the Holder gives notice of such breach to the Borrower;

        F. The security interest granted to the Holder shall not be less than a first priority security interest in the Collateral;

then, and in each and every case, the Holder may declare the Outstanding Principal Amount of this Note to be immediately due and payable, and thereupon the Outstanding Principal Amount, together with Interest accrued thereon, shall become so due and payable without presentation, presentment, protest or further demand or notice of any kind, all of which are hereby expressly waived, and the Holder may proceed to enforce payment of such amount in such manner as it may elect.

9. SENIOR SECURED RIGHTS TO COLLATERAL. This Note shall be secured by that certain Security Agreement (the "Security Agreement") by and among the Lender and the Borrower, dated of even date herewith, as may be amended from time to time.

        The indebtedness evidenced by this Note and the payment of the Outstanding Principal Amount hereof shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of Borrower for borrowed money, outstanding as of the date hereof or hereinafter incurred, other than purchase money equipment financing. "Senior" as used herein shall be deemed to mean that, in the event of any default in the payment of the obligations represented by this Note (after giving effect to "cure" provisions, if any) or of any liquidation, insolvency, bankruptcy, reorganization, or similar proceedings relating to the Company, all sums payable on this Note shall first be paid in full, with interest, if any, before any payment is made upon any other indebtedness for borrowed money, other than purchase money equipment financing, now outstanding or hereinafter incurred, and, in any such event, any payment or distribution of any character which shall be made in respect of any other indebtedness of the Company shall be paid over to the Lender of this Note for application to the payment hereof, unless and until the obligations under this Note (which shall mean the principal and other obligations arising out of, premium, if any, interest on, and any costs and expenses payable under, this
Note) shall have been paid and satisfied in full.

10. NO OTHER SENIOR INTERESTS. Except for (i) the rights of Becton, Dickinson and Company ("Becton") to receive certain royalties in respect of certain products developed using certain intellectual property rights transferred by Becton pursuant to Section 8.05 of that certain Transaction Agreement, by and between Becton, Spencer Trask Specialty Group, LLC, Spencer Trask Ventures, Inc. and the Grantor, dated November 10, 2000, (ii) the rights of B. Braun Medical Inc. to certain distribution and license rights to use the Borrower's Trademarks, Patents (each as defined in the Security Agreement) and related intellectual property rights pertaining to the Borrower's transdermal lidocaine delivery system pursuant to Section 2 of that certain License, Development and Distribution Agreement, dated September 20, 2002 and (iii) purchase money liens against equipment, the Borrower owns each of the General Assets, Trademarks, Patents and Licenses (each as defined in the Security Agreement) free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses on file or of record in any public office, except as such as have been filed in favor of the Lender pursuant to this Agreement.

11. The Borrower hereby covenants and agrees, so long as any amount remains outstanding pursuant to this Note:

        A. It will not grant or attempt to grant any person or entity a security interest in the Collateral or any portion thereof senior to, with priority over, or PARI PASSU with the security interest granted to the Lender pursuant to the Security Agreement.

        B. It will not pledge or attempt to pledge the Collateral or any portion thereof to any person or entity.

12. GOVERNING LAW. This Note shall be governed by and construed, interpreted and enforced in accordance with the law of the State of Delaware and the federal law of the United States without regard to the law of any other jurisdiction.

13. WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES. THE BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT THE BORROWER MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY OTHER WRITING HERETOFORE OR HEREAFTER EXECUTED IN CONNECTION WITH THE CREDIT OR ANY LOAN OR COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING.




                                   VYTERIS, INC.


                                   By:    _____________________________________
                                          Name:
                                          Title:

                        SCHEDULE OF ADVANCES AND PAYMENTS

                  Principal
                    Amount                                        Outstanding
Date Advanced      Advanced      Date Paid     Amount Paid     Principal Amount
-------------      --------      ---------     -----------     ----------------

                                   SCHEDULE A


Bank name and address:          ____________________________
                                ____________________________
                                ____________________________


Account title:

Account Number:

                                   SCHEDULE B

                         VYTERIS, INC. BORROWING REQUEST



Date:________________________

To:  Spencer Trask Specialty Group, LLC

As of the date of this request, the following is correct and true to the best of the undersigned's knowledge and belief:

(a) Total amount of accounts receivable owing to us from the sale of inventory which are not more that sixty (60) days past due is: ___________________________

(b) Cost of our inventory, in accordance with GAAP, is:

        Raw materials:    ________________
        Work in process:  ________________
        Finished goods:   ________________
        Total inventory:  ________________

(c) Total of (a) and (b) above:________________ ("Available Loan Amount")

(d) Amount of loans currently outstanding:________________

(e) Maximum amount we can borrow, (c) minus (d):$____________

(f) The undersigned hereby requests a loan in the principal amount of $________________, which is not in excess of $5,000,000 or, if less, the amount shown in (e) above.



_____________________________________      _____________________________________
Signature of Chief Executive Officer       Signature of Chief Financial Officer

                                    EXHIBIT D
                                 FORM OF WARRANT

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSER, THAT AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS IS AVAILABLE.

THE TRANSFER, EXCHANGE AND EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


No. St-__
                                                                 _______Warrants
                                                          _____________ __, 200_

                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that _________________________, or its registered assigns, is the registered holder of ____________________warrants (the "Warrants") to purchase initially, at any time after the date hereof ("Warrant Issue Date") until 5:30 p.m. New York time on September __, 2009 (the "Expiration Date"), up to ___________ fully paid and non-assessable shares of Common Stock, $0.0001 par value per share ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.50 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions and adjustments set forth in the Warrant Agreement dated as of ___________ ___, 200_ entered into by and among the Company and each holder of Warrants (the "Warrant Agreement"). Except as otherwise provided in Section 3.2 of the Warrant Agreement, payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

        No Warrant may be exercised after 5:30 p.m. (New York time) on the Expiration Date, at which time the Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and to which reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the registered holder(s) of the Warrants.

        As set forth in Section 7 of in the Warrant Agreement, certain adjustments may be made to the Exercise Price and the type and/or number of the Company's securities issuable upon their exercise. In the event of such an adjustment, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment of transfer of this Warrant Certificate and the executed form of assignment attached hereto at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like form and tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All capitalized terms used and not defined in this Warrant Certificate shall have the meanings ascribed to them in the Warrant Agreement.




            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of _____________ __, 200_.


                                            VYTERIS, INC.


                                            By: ________________________________
                                                Name: Vincent L. DeCaprio, Ph.D.
                                                Title: President

Attest:


__________________________
Secretary

                         [FORM OF ELECTION TO PURCHASE]

TO:     Vyteris, Inc.
        Attention:  President



        1. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant Certificate, to purchase _______________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of the Warrant Agreement entered into by and among Vyteris, Inc. and the holders of the Warrants, dated __________ ___, 200__ (the "Warrant Agreement"), and tenders herewith payment of the purchase price of such shares in full. (Initial here if the undersigned elects this alternative).
_________

        2. In lieu of exercising the attached Warrant Certificate for cash or check, the undersigned hereby elects to effect the net exercise provision set forth in Section 3.2 of the Warrant Agreement and receive ____________ (leave blank if you choose Alternative No. 1 above) shares of Common Stock of the Company. (Initial here if the undersigned elects this alternative). ___________

        Capitalized terms used and not herein defined shall have the meanings ascribed to them in the Warrant Agreement.

        Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:





                 ---------------------------------------------
                                     (Name)

                 ---------------------------------------------

                 ---------------------------------------------

                                    (Address)


                                    --------------------------------------------
                                    (Signature and Date)

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                                    --------------------------------------------
                                    (Insert Social Security or Other Identifying
                                    Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

        FOR VALUE RECEIVED ________________________________ (the "Transferor")
hereby sells, assigns and transfers unto _____________________________________
(the "Transferee")

                  (Please print name and address of transferee)

        this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ as its Attorney to transfer the within Warrant Certificate on the books of Vyteris, Inc., with full power of substitution. The Transferor has provided a written instrument to the Company notifying the Company of such transfer and pursuant to which the Transferee hereunder has agreed in writing to be bound by the terms of the Warrant Agreement dated __________ __, 200__ by, between and among Vyteris, Inc., a Delaware corporation, and the holders of the Warrants a copy of which has been provided to the Transferee by the Transferor.



Dated:                               Signature__________________________________
                                     (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                                     ___________________________________________
                                     (Insert Social Security or other
                                     Identifying Number of Holder)

                                    EXHIBIT E
                           FORM OF SECURITY AGREEMENT

                               SECURITY AGREEMENT


        This SECURITY AGREEMENT (this "Agreement"), dated as of September 28, 2004 is made by and between Vyteris, Inc., a Delaware corporation ("Vyteris" or the "Grantor") and the holders (the "Noteholders") of certain 11.5% senior secured grid notes (each, a "Note" and collectively, the "Notes") to be issued by Vyteris from time to time on and after the date hereof, all upon terms set forth in that certain Securities Purchase Agreement, dated September 28, 2004 (the "SPA").

                              W I T N E S S E T H:

        WHEREAS, pursuant to its execution of a Signature Financing Page in the form attached to the SPA as EXHIBIT B, each such subscriber has become a Noteholder, and has agreed to be subject to the terms of this Agreement;

        WHEREAS, it is a condition precedent to the obligation of each of the subscribers of Notes to purchase a Note that the Grantor shall have agreed to grant such Noteholders a future security interest in the Collateral (as hereinafter defined) as contemplated by this Agreement; and

        WHEREAS, the Grantor expects to realize direct and indirect benefits as a result of the sale of the Notes to the subscribers;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which hereby is acknowledged, the Grantor hereby represents, warrants, covenants, agrees, assigns and grants as follows:

                            ARTICLE I - DEFINITIONS

        1.1 This Agreement is the Security Agreement referred to in the Notes. As used in this Agreement, the following terms shall have the meanings respectively set forth below:

        "Agreement" means this Security Agreement, and any extensions, modifications, renewals, restatements, supplements or amendments hereof.

        "Bankruptcy Code" means Chapter 11 of Title 11 of the United States Code, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

        "Collateral" means all of the Grantor's now owned or hereafter acquired right, title and interest in and to the General Assets, the Trademarks, the Patents and the Licenses.

        "General Assets" shall have the meaning set forth in Section 2.1 hereof.

        "Licenses" shall have the meaning set forth in Section 2.4 hereof.

        "Patents" shall have the meanings set forth in Section 2.3 hereof.

        "Secured Obligations" means any and all present and future obligations of the Grantor arising under or relating to the Notes or this Agreement, whether due or to become due, matured or unmatured, or liquidated or unliquidated, including interest that accrues after the commencement of any bankruptcy or insolvency proceeding by or against the Grantor.

        "Trademarks" shall have the meanings set forth in Section 2.2 hereof.

                         ARTICLE II -SECURITY INTERESTS

                2.1 GRANT OF SECURITY INTEREST IN GENERAL ASSETS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest over all other security interests (except as expressly set forth in this Agreement), with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising:

                (a) accounts, contract rights and all other forms of obligations owing to the Grantor arising out of the sale or lease of goods or the rendition of services by the Grantor, irrespective of whether earned by performance, and any and all credit insurance, guarantees or security therefor;

                (b) books and records, including ledgers; records indicating, summarizing or evidencing the Grantor's properties or assets or liabilities; all information relating to the Grantor's business operations or financial condition; and all other computer programs, disk or tape files, printouts, runs or other computer prepared information;

                (c) deposit accounts (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware);

                (d) all of the Grantor's general intangibles and other personal property (including contract rights, rights arising under common law, statutes or regulations, choses or things in action, commercial tort claims, blueprints, drawings, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, computer programs, information contained in computer disks or tapes, literature, reports, catalogs, insurance premium rebates, tax refunds and tax refund claims);

                (e) goods (as that term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware), including, without limitation, (i) all inventory, including, without limitation, equipment held for lease, whether raw materials, in process or finished, all material or equipment usable in processing the same and all documents of title covering any inventory, (ii) all equipment employed in connection with the Grantor's business, together with all present and future additions, attachments and accessions thereto and all substitutions therefor and replacements thereof, and (iii) all vehicles;

                (f) instruments and other investment property (as such terms are defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware);

                (g) negotiable collateral, including all of the Grantor's right, title and interest with respect to any letters of credit, letter of credit rights, instruments, drafts, documents and chattel paper (as each term is defined from time to time in the Uniform Commercial Code as in effect in the State of Delaware), and any and all supporting obligations in respect thereof;

                (h) all parcels of real property and the related improvements thereto (whether as owner, lessee or otherwise);

                (i) money or other assets of the Grantor that now or hereafter come into the possession, custody or control of the Grantor;

                (j) the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance covering any or all of the foregoing, and any and all of the foregoing, or other tangible or intangible property resulting from the sale, exchange, collection or other disposition of any of the foregoing, or any portion thereof or interest therein, and the proceeds thereof; and

                (k) all of the Grantor's right, title and market in and to any shares of capital stock of any of its subsidiaries and the certificates representing any such shares all of the items described in clauses (a)-(k) in this Section 2.1, are hereinafter individually and/or collectively referred to as the "General Assets".

                2.2 GRANT OF SECURITY INTEREST IN TRADEMARKS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest as and by way of a first mortgage and security interest having priority over all other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: trademarks, trade names, registered trademarks, trademark applications, service marks, registered service marks and service mark applications; (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Grantor's business symbolized by the foregoing and connected therewith and (v) all of the Grantor's rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names, registered trademarks and trademark applications, service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this Section 2.2, are hereinafter individually and/or collectively referred to as the "Trademarks"); and (b) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.

                2.3 GRANT OF SECURITY INTEREST IN PATENTS. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest as and by way of a first mortgage and security interest having priority over all of other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: patents and patent applications and
(i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of the Grantor's business symbolized by the foregoing and connected therewith and (v) all of the Grantor's rights corresponding thereto throughout the world (all of the foregoing patents and patent applications, together wit the items described in clauses (i)-(v) in this
Section 2.3, are hereinafter individually and/or collectively referred to as the "Patents"); and (b) all proceeds of any and all of the foregoing, including, without limitation, license royalties and proceeds of the infringement suits.

                2.4 GRANT OF SECURITY INTEREST IN TRADEMARK AND PATENT LICENSES. To secure the complete and timely payment, performance and satisfaction of all of the Secured Obligations, the Grantor hereby grants to the Noteholders, a security interest, as and by way of a first mortgage and security interest having priority over all of other security interests, including, without limitation, with power of sale to the fullest extent permitted by applicable law, in all of the Grantor's right, title and interest in and to the Grantor's now owned or otherwise existing and hereafter acquired or arising: rights under or interests in any license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, and the right to use the foregoing in connection with the enforcement of the Noteholders' rights under the Notes, including, without limitation, the right to prepare for sale and sell any and all inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses"). Notwithstanding the foregoing provisions of this Section 2.4, the Licenses shall not include any license agreement in effect as of the date hereof that by its terms expressly prohibits the grant of the security contemplated by this Agreement: PROVIDED, HOWEVER, that upon the termination of such prohibitions for any reason whatsoever, the provisions of this Section 2.4 shall be deemed to apply thereto automatically.

                2.5 TITLE; OTHER LIENS. Except for (i) the rights of Becton, Dickinson and Company ("Becton") to receive certain royalties in respect of certain products developed using certain intellectual property rights transferred by Becton pursuant to Section 8.05 of that certain Transaction Agreement, by and between Becton, Spencer Trask Specialty Group, LLC, Spencer

Trask Ventures, Inc. and the Grantor, dated November 10, 2000, and (ii) the rights of B. Braun Medical Inc. to certain distribution and license rights to use the Trademarks, Patents and related intellectual property rights pertaining to the Grantor's transdermal lidocaine delivery system pursuant to Section 2 of that certain License, Development and Distribution Agreement, dated September 20, 2002, the Grantor owns each of the General Assets, Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses free and clear of any and all liens, claims or security or adverse interests to all or any of the Trademarks, Patents and Licenses on file or of record in any public office, except as such as have been filed in favor of the Noteholders pursuant to this Agreement. The parties acknowledge that Grantor may grant future first priority purchase money security interest in equipment to secure purchase money financing of such equipment.

                        ARTICLE III - FURTHER ASSURANCES

                3.1 At any time and from time to time at the request of the Noteholders, the Grantor shall execute and deliver to the Noteholders all such financing statements and other instruments and documents in form and substance satisfactory to the Noteholders as shall be necessary or desirable to fully perfect, when filed and/or recorded, the security interest granted to the Noteholders pursuant to ARTICLE II of this Agreement. The Grantor hereby authorizes the Noteholders, without notice to the Grantor, to file any financing statement and amendments thereof or continuations thereof, naming the Grantor as debtor and the Noteholders as the creditors. At any time and from time to time, the Noteholders shall be entitled to file and/or record any or all such financing statements, instruments and documents held by them, and any or all such further financing statements, documents and instruments, and to take all such other actions, as the Noteholders may deem appropriate to perfect and to maintain perfected the security interest granted to the Noteholders in ARTICLE II of this Agreement. Before and after the occurrence of any default under the Notes, at the Noteholders' request, the Grantor shall execute all such further financing statements, instruments and documents, and shall do all such further acts and things, as may be deemed necessary or desirable by the Noteholders to create and perfect, and to continue and preserve, an indefeasible security interest in the Collateral in favor of the Noteholders or the priority thereof, including causing any such financing statements to be filed and/or recorded in the applicable jurisdiction.

                         ARTICLE IV - SECURITY AGREEMENT

                4.1 This Agreement secures the payment of all of the Secured Obligations of the Grantor now or hereafter existing under the Notes, whether for principal, interest, fees, expenses or otherwise, and all of the Secured Obligations of the Grantor now or hereafter existing under this Agreement and provides for the application of proceeds from the Collateral, upon the occurrence of an Event of Default, to satisfy the Secured Obligations.

                         ARTICLE V - EVENTS OF DEFAULT

                5.1 There shall be an Event of Default (as defined in the Notes) hereunder upon the occurrence and during the continuance of an Event of Default under any of the Notes. The

Grantor shall promptly notify the Noteholders in writing of any occurrence of an Event of Default.

                    ARTICLE VI - RIGHTS UPON EVENT OF DEFAULT

                6.1 Upon the occurrence and during the continuance of an Event of Default, the Noteholders shall have, in any jurisdiction where enforcement hereof is sought, in addition to all other rights and remedies that the Noteholders may have under applicable law or in equity or under this Agreement, all rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction.

                  ARTICLE VII - VOTING RIGHTS; DIVIDENDS; ETC.

                7.1 With respect to Grantor's right, title and interest to any Collateral consisting of securities, partnership interests, joint venture interests, investments or the like (referred to collectively and individually in this Article VII and in Article VIII as the "Investment Collateral"), so long as no Event of Default occurs and remains continuing:

                (a) the Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Investment Collateral, or any part thereof, for any purpose not inconsistent with the terms of this Agreement or the Notes; and

                (b) the Grantor shall be entitled to receive and to retain and use any and all dividends or distributions paid in respect of the Investment Collateral.

                  ARTICLE VIII - RIGHTS DURING EVENT OF DEFAULT

                8.1 With respect to any Investment Collateral in the possession of the Grantor, so long as an Event of Default has occurred and is continuing:

                (a) at the option of the Noteholders, all rights of the Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section (a) of
        Article VII above, and to receive the dividends and distributions which it would otherwise be authorized to receive and retain pursuant to Section (b) of Article VIII above, shall cease, and all such rights thereupon shall become vested in the Noteholders which thereupon shall have the sole right to exercise such voting and other consensual rights and to receive and to hold as pledged Investment Collateral such dividends and distributions.

                (b) all dividends and other distributions which are received by a Grantor contrary to the provisions of this Agreement shall be held in trust for the benefit of the Noteholders, shall be segregated from other funds of the Grantor and forthwith shall be paid over to the Noteholders as pledged Collateral in the same form as so received (with any necessary endorsements).

         ARTICLE IX - GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

        9.1 The Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

                (a) except for the interest granted to the Noteholders herein, rights disclosed in Section 2.5 and as disclosed on SCHEDULE 9.1, the Grantor is, and as to Collateral acquired from time to time after the date hereof, the Grantor will be, the owner of all the Collateral free from any lien, security interest, encumbrance or other right, title or interest of any person, and the Grantor shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Noteholders.

                (b) except as disclosed on SCHEDULE 9.1, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) now on file or registered in any public office covering any interest of any kind in the Collateral, or intended to cover any such interest, which has not been terminated or released by the secured party named therein, and so long as any Notes remain outstanding or any of the Secured Obligations of the Grantor remain unpaid, the Grantor will not execute and there will not be on file in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interest hereby granted to the Noteholders.

                (c) at the Grantor's own expense, the Grantor will keep the Collateral (i) in good condition at all times (normal wear and tear excepted) and maintain same in accordance with all manufacturer's specifications and requirements, and (ii) free and clear of all liens and encumbrances, except for the liens granted or permitted hereby; and without the consent of the Noteholders, the Grantor will not sell, transfer, change the registration, if any, dispose of, attempt to dispose of, substantially modify or abandon the Collateral or any part thereof other than sales of inventory in the ordinary course of business and the disposition of obsolete or worn-out equipment in the ordinary course of business.

                (d) the chief executive office and chief place of business of Vyteris is located at 13-01 Pollitt Drive, Fairlawn, New Jersey 07410. The Grantor will not move its chief executive office and chief place of business until (i) it shall have given to the Noteholders not less than 30 days' prior written notice of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Noteholders may reasonably request, and (ii) with respect to such new location, it shall have taken such action, satisfactory to the Noteholders, to maintain the security interest of the Noteholders, in the Collateral.

                         ARTICLE X - COSTS AND EXPENSES

                10.1 The Grantor agrees to pay to the Noteholders all costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Noteholders in the enforcement or attempted enforcement of this Agreement, whether or not an action is filed in connection therewith, and in connection with any waiver or amendment of any term or provision hereof. All advances, charges, costs and expenses, including reasonable attorneys' fees and disbursements, incurred or paid by the Noteholders in exercising any right, privilege, power or remedy conferred by this Agreement or in the enforcement or attempted enforcement thereof, shall be secured hereby and shall become a part of the Secured Obligations and shall be paid to the Noteholders by the Grantor, immediately upon demand, together with interest thereon from the date of demand at a rate of 8% per annum.

                         ARTICLE XI - CONTINUING EFFECT

                11.1 This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against the Grantor for liquidation or reorganization, should the Grantor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Grantor's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Noteholders, whether as a "voidable preference," "fraudulent conveyance" or otherwise, all as though such payment or performance had not been made. In the event that any payment or any part thereof is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

                ARTICLE XII - TERMINATION; RELEASE OF THE GRANTOR

                12.1 This Agreement shall be terminated and all Secured Obligations of the Grantor hereunder shall be released when all Secured Obligations of the Grantor have been paid in full or upon such release of the Grantor's Secured Obligations hereunder or, with respect to any Note, when such Note shall no longer be outstanding. Upon such termination, the Noteholders shall return any pledged Collateral to the Grantor, or to the person or persons legally entitled thereto, and shall endorse, execute, deliver, record and file all instruments and documents, and do all other acts and things reasonably required for the return of the Collateral to the Grantor, or to the person or persons legally entitled thereto, and to evidence or document the release of the Noteholders' interests arising under this Agreement, all as reasonably requested by, and at the sole expense of, the Grantor.

                          ARTICLE XIII - GOVERNING LAW

                13.1 THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

                            ARTICLE XIV - ASSIGNMENT

                14.1 This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the Grantor and the Grantor's successors and assigns; inure, together with the rights and remedies of the Noteholders and their successors, transferees and assigns; and be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing, the Noteholders may assign or otherwise transfer any portion of the Secured Obligations to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits and obligations in respect thereof granted to the Noteholders herein or otherwise.







                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the undersigned have executed this Agreement by its duly authorized officer as of the date first written above.


                                         VYTERIS, INC.

                                         By:
                                             ---------------------
                                             Name: Vincent De Caprio
                                             Title: President



                                         SPENCER TRASK SPECIALTY GROUP, LLC

                                         By:
                                             ---------------------
                                             Name: Donald F. Farley
                                             Title: Chief Executive Officer

                                         NOTEHOLDERS:

                                         SEE OMNIBUS SIGNATURE PAGE TO THE SPA

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                                    EXHIBIT F

                            FORM OF WARRANT AGREEMENT

                                WARRANT AGREEMENT

        This WARRANT AGREEMENT (this "Agreement") dated as of _________ __, 200_ is made by and between Vyteris, Inc., a Delaware corporation ("Vyteris," the "Grantor" or the "Company") and the purchasers of certain five-year warrants (the "Holders") to purchase common stock, $0.0001 par value per share, of the Company ("Common Stock") who are parities to that certain Securities Purchase Agreement, dated September 29, 2004 (the "SPA").


                               W I T N E S S E T H

        WHEREAS, pursuant to its execution of a Signature Financing Page in the form attached to the SPA as EXHIBIT B, each such subscriber has become a Holder, and has agreed to be subject to the terms of this Agreement; and

        WHEREAS, each time a Holder loans funds to the Company in accordance with the terms of the SPA, the Company shall issue to such Holder a warrant (each, a "Warrant," and collectively, the "Warrants"), in substantially the form attached hereto as EXHIBIT A, pursuant to the terms of this Agreement Warrant, to purchase up to such number of shares of Common Stock (the "Warrant Shares") equal to the quotient obtained by dividing (i) 40% of the amount loaned by such Holder on such date, by (ii) 1.50.

        NOW, THEREFORE, in consideration of the promises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. GRANT. Subject to the terms and conditions hereinafter set forth, the Holders are hereby granted the right to purchase Warrant Shares, subject to the terms and conditions of this Agreement.

        2. WARRANT CERTIFICATES. The Warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in EXHIBIT A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

        3.      EXERCISE OF THE WARRANTS.

        3.1 METHOD OF EXERCISE. The Warrants are initially exercisable for Warrant Shares at the Exercise Price (as defined in Section 5.2 hereof), subject to adjustment as provided in Section 7 hereof, payable by certified or official bank check or cash. Upon surrender of a Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with payment of the Exercise Price for the Warrant Shares at the Company's principal offices, currently at 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410, the registered holder of a Warrant Certificate ("Holder" or "Holders") shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder(s) thereof, in whole or in part (but not as to fractional

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shares of the Warrant Shares). The Warrants may be exercised to purchase all or part of the Warrant Shares represented thereby. In the case of purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel such Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares.

        3.2 NET EXERCISE BY SURRENDER OF THE WARRANTS. In addition to the method of payment set forth in Section 3.1 and in lieu of any cash payment required thereunder, the Holder(s) of the Warrants shall have the right at any time and from time to time to exercise the Warrants in full or in part by surrendering a Warrant Certificate in the manner specified in Section 3.1 in exchange for the number of Warrant Shares computed by using the following formula:

                     X = Y (A - B)
                         ---------
                             A

        Where  X  =  the number of Warrant Shares to be issued to the Holder(s)
                     pursuant to the net exercise.

               Y  =  the number of Warrant Shares subject to the Warrant being exercised or, if only a portion of such Warrant is being exercised, the portion of such Warrant being canceled (at the time of such calculation).

               A  =  the Fair Market Value of one share of Common Stock (at the date of exercise).

               B  =  the Exercise Price (as adjusted to the date of such
                     calculation).

        For purposes of this Section 3.2, the "Fair Market Value" of one share of Common Stock shall equal: (i) the average of the closing sale price of the Common Stock (or any other security for which the Warrants are then exercisable) as quoted on the Nasdaq Stock Market or in the Over-The-Counter Market or the closing price quoted on any national securities exchange on which such securities are listed, whichever is applicable, for the five trading days immediately prior to the date of exercise or, (ii) if no sales take place on any such trading day, the average of the closing bid and asked prices on such trading day; or (iii) if the Common Stock (or any other security for which the Warrants are then exercisable) is not quoted on the Nasdaq Stock Market or Over-The-Counter or on a national securities exchange, the Fair Market Value of the Common Stock shall be established in good faith by the disinterested members of the Company's Board of Directors.

        3.3. EXERCISE PERIOD. The shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on the date five
(5) years after the Warrant Issue Date (the "Expiration Time").

        4.      ISSUANCE OF CERTIFICATES.

        4.1 In the event of any exercise of the rights represented by the Warrants, as promptly as practicable on or after the date of exercise and in any event within ten (10) business days thereafter, the Company at its expense shall issue and deliver to the Person or Persons (as hereinafter defined) entitled to receive the same a certificate or certificates representing the number of Warrant Shares issued upon such exercise. In the event that the Warrants are exercised in part, as promptly as practicable on or after the date of exercise and in any event within ten (10) business days thereafter, the Company at its sole expense will execute and deliver new Warrants Certificates of like tenor exercisable for the number of Warrant Shares for which the Warrants may then be exercised. As used herein, the term "Person" or "Persons" means any individual or any corporation, partnership, trust, limited liability company or other entity or organization of any kind.

        4.2 The issuance of the Warrant Shares upon the exercise of the Warrants, and the delivery of certificates or other instruments representing such Warrant Shares, shall be made without charge to the Holder(s) for any tax or other charge of whatever nature in respect of such issuance and the Company shall bear any such taxes in respect of such issuance.

        5.      EXERCISE PRICE.

        5.1 INITIAL AND ADJUSTED EXERCISE PRICE. Except as otherwise provided in Section 7 hereof, the Warrants shall be exercisable to purchase Warrant Shares at an initial price of $1.50 per share. The adjusted exercise price shall be the price that shall result from time to time from any and all adjustments of the initial Exercise Price in accordance with the provisions of
Section 7 hereof.

        5.2 EXERCISE PRICE. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

        6.      TRANSFER OF SECURITIES

        6.1 LEGENDS. Each Holder, by acceptance of a Warrant Certificate, covenants and agrees that it is acquiring the Warrants evidenced thereby and the Warrant Shares for its own account as an investment and not with a view to the distribution thereof. The Warrants and Warrant Shares have not been registered under the Securities Act of 1933 (the "Act"), or any state securities laws and no transfer of any Warrant or Warrant Shares shall be permitted unless the Company has received notice of such transfer, at the address of its principal office set forth in Section 3.1 hereof, in the form of assignment attached hereto, accompanied by an opinion of counsel reasonably satisfactory to the Company that an exemption from registration of such Warrant or Warrant Shares under the Act is available for such transfer.

                THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS IS AVAILABLE.

                THE TRANSFER, EXCHANGE AND EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN
                ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO
                HEREIN.

        6.2 REMOVAL OF LEGEND. Upon request of a Holder of a certificate with the legends required by Section 6.1 hereof, the Company shall issue to such Holder a new certificate therefor free of any transfer legend, if, with such request, the Company shall have received an opinion of counsel satisfactory to the Company in form and substance to the effect that any transfer by such Holder of the shares evidenced by such certificate will not violate the Act and any applicable state securities laws. Any purported transfer of any Warrant or Warrant Shares not in compliance with the provisions of this Section 6 shall be null and void.

        7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number of Warrant Shares purchasable upon the exercise of the Warrants (in the case of paragraphs (a) and (c) below) and the Exercise Price therefore (in the case of paragraphs (a), (b) and (c) below) shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                (a) ADJUSTMENT FOR RECLASSIFICATION, CONSOLIDATION OR MERGER. If while any Warrant, or any portion thereof, remains outstanding and unexpired there shall be (i) a reorganization or recapitalization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another Person in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other Person in one transaction or a series of related transactions, then, as a part of such reorganization, recapitalization, merger, consolidation, sale or transfer, unless otherwise directed by the Holder(s), all necessary or appropriate lawful provisions shall be made so that the Holder(s) shall thereafter be entitled to receive upon exercise of its Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the greatest number of shares of stock or other securities or property that a holder of Warrant Shares deliverable upon exercise of such Warrant would have been entitled to receive in such reorganization, recapitalization, consolidation, merger, sale or transfer if such Warrants had been exercised immediately prior to such reorganization, recapitalization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 7. If the per share consideration payable to the Holder(s) for Warrant Shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. The foregoing provisions of this paragraph shall similarly apply to successive reorganizations, recapitalizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of such Warrant. In all events, appropriate adjustment shall be made in the application of the provisions of the Warrants (including adjustment of the Exercise Price and number of Warrant Shares purchasable pursuant to the terms and conditions of the Warrants) with respect to the rights and interests of the Holder(s) after the transaction, to the end that the provisions of each Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable or issuable after such reorganization, recapitalization, merger, consolidation, sale or transfer upon exercise of each Warrant.

                (b) ADJUSTMENTS FOR SPLIT, SUBDIVISION OR COMBINATION OF WARRANT SHARES. If the Company at any time while the Warrants, or any portion thereof, remain outstanding and unexpired shall split or subdivide any class of securities as to which purchase rights under the Warrants exist, into a different number of securities of the same class, the number of shares of such class issuable upon exercise of the Warrants immediately prior to such split or subdivision shall be proportionately adjusted and the Exercise Price for such class of securities shall be proportionately adjusted. If the Company at any time while the Warrants, or any portion thereof, remain outstanding and unexpired shall combine any class of securities as to which purchase rights under this Agreement exist, into a different number of securities of the same class, the number of shares of such class issuable upon exercise of The Warrants immediately prior to such combination shall be proportionately adjusted and the Exercise Price for such class of securities shall be proportionately adjusted.

                (c) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while the Warrants, or any portion thereof, remain outstanding and unexpired, the Holders shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefore, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, the Warrants shall represent the right to acquire, in addition to the number of shares of such class of security receivable upon exercise of the Warrants, and without payment of any additional consideration therefore, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the class of security receivable upon exercise of the Warrants on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during said period, giving effect to all adjustments called for during such period by the provisions of this Section 7.

                (d) ADJUSTMENT OF EXERCISE PRICE UPON ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If while the Warrants, or any portion thereof, remain outstanding and unexpired, the Company shall issue Additional Shares of Common Stock (as hereinafter defined) without consideration or for a consideration per share less than the then-applicable Exercise Price, then and in such event, such Exercise Price shall be reduced, concurrently with such issue, to a price (rounded up to the nearest cent) determined by multiplying the then-applicable Exercise Price by a fraction, (i) the numerator of which shall be the number of shares of the Company's Common Stock issued and outstanding (on an as-converted, fully-diluted basis) immediately prior to such issuance plus the quotient obtained by dividing (x) the aggregate consideration received by the Company for the total number of Additional Shares of Common Stock so issued by (y) the Exercise Price, and (ii) the denominator of which shall be the number of shares of the Common Stock issued and outstanding (on a fully-diluted basis) immediately prior to such issuance plus the number of Additional Shares of Common Stock so issued. Upon each such adjustment of the then-applicable Exercise Price pursuant to the provisions of this Section 7, the number of Warrant Shares purchasable upon the exercise of the Warrants shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable upon the exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

        For the purposes hereof "Additional Shares of Common Stock" shall mean all shares of Common Stock, or options, rights, warrants to subscribe for common stock, or securities convertible into or exchangeable for shares of common stock, actually issued by the Company on or after the date hereof, other than shares of common stock issued at any time:

                (i)     upon exercise of the Warrants;

                (ii) pursuant to the exercise of options, warrants or other common stock purchase rights issued (or to be issued) to employees, officers or directors of, or consultants or advisors to, or any strategic ally of, the Company pursuant to any stock purchase or stock option plan or other arrangement approved by the Board of Directors;

                (iii) pursuant to the exercise of options, warrants or any evidence of indebtedness, shares of capital stock (other than common stock) or other securities convertible into or exchangeable for the Company's common stock; or

                (iv) in connection with the acquisition of all or part of another entity by stock acquisition, merger, consolidation or other reorganization, or by the purchase of all or part of the assets of such other entity (including securities issued to persons formerly employed by such other entity and subsequently hired by the Company and to any brokers or finders in connection therewith) where the Company or its stockholders own more than fifty (50%) percent of the voting power of the acquired, surviving, combined or successor company.

                (e) NOTICE OF ADJUSTMENTS. Upon any adjustment of the Exercise Price and any increase or decrease in the number of Warrant Shares purchasable upon the exercise of the Warrants, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Holder(s) at the address of such Holder(s) as shown on the books of the Company which notice shall state the Exercise Price as adjusted and, if applicable, the increased or decreased number of Warrant Shares purchasable upon the exercise of the Warrants, setting forth in reasonable detail the method of calculation of each.

        8.      REGISTRATION RIGHTS.

        8.1 PIGGYBACK REGISTRATION. If, at any time commencing after the date hereof until the Expiration Time, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act"), (other than in connection with a merger, pursuant to Form S-8, S-4 or comparable registration statement) it will give written notice by registered mail, at least thirty (30) business days prior to the filing of each such registration statement, to the registered Holder of the Warrant Shares of its intention to do so. If the Holder of the Warrant Shares notifies the Company within twenty (20) days after receipt of any such notice of its desire to include any Warrant Shares in such proposed registration statement, the Company shall afford the Holder of the Warrant Shares the opportunity to have any such Warrant Shares registered under such registration statement.

        Notwithstanding the provisions of this Section 8.1, (A) the Company shall have the right any time after it shall have given written notice pursuant to this Section 8.1 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect to postpone or not to file any such proposed registration statement, or to withdraw the same after filing but prior to the effective date thereof and (B) if the underwriter or underwriters, if any, of any such proposed public offering shall be of the reasonable opinion that the total amount or kind of securities held by the Holders of Warrant Shares and any other persons or entities entitled to be included in such public offering would adversely affect the success of such public offering, then the amount of securities to be offered for the accounts of Holders of Warrant Shares shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such public offering to the amount reasonably recommended by the underwriter or underwriters thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Warrant Shares with respect to which such holder has provided notice pursuant to this Section 8.1. In no event shall the Company be required pursuant to this Section 8.1 to reduce the amount of securities to be registered by it.

        8.2. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. In connection with any registration under the previous paragraph, the Company covenants and agrees as follows: (i) the Company shall use its best efforts to file a registration statement as soon as practicable and shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish Holder desiring to sell the Warrant Shares such number of prospectuses as shall reasonably be requested; (ii) the Company shall pay all costs (excluding fees and expenses of Holder's counsel and any underwriting or selling commissions or other charges of any broker-dealer acting on behalf of such Holder), fees and expenses in connection with all registration statements filed pursuant to the previous paragraph including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses; (iii) the Company shall take all necessary action which may be required in qualifying or registering the Warrant Shares included in the registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Holder, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction; (iv) the Company shall indemnify the Holder of the Warrant Shares to be sold pursuant to any registration statement and each person, if any, who controls such Holder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act of 1934, as amended (the "Exchange Act"), against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject which relate to any registration statement(s) prepared in connection herewith; (v) the Holder of the Warrant Shares to be sold pursuant to a registration statement, and their successors and assigns, shall severally and not jointly indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from any information furnished by or on behalf of such Holder, or their successors or assigns, for specific inclusion in such a registration statement;
(vi) nothing contained in this Warrant shall be construed as requiring the Holder to exercise this Warrant prior to the initial filing of any registration statement or the effectiveness thereof; (vii) the Company shall prepare and file with the Securities and Exchange Commission (the "Commission") such amendments, post-effective amendments and supplements to the registration statement and the prospectus included therein as may be necessary to keep the registration statement effective until the later of (i) the date when all Warrant Shares registered have been sold or (ii) until such time as the Warrant Shares are free of restriction on resale under the Act (by removal of all restrictive legends, instructions to transfer or otherwise) pursuant to Rule 144; and comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof as set forth in such registration statement or supplement of the prospectus; (viii) the Company shall furnish to the Holder participating in an offering including Warrant Shares and to each underwriter, if any, a signed counterpart, addressed to the Holder or underwriter, of (A) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (B) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities; (vii) the Company shall, as soon as practicable after the effective date of a registration statement relating to any Warrant Shares pursuant to the previous paragraph, and in any event within fifteen (15) months thereafter, use its reasonable efforts to make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with

Section 11(a) of the Act and covering a period of at least (12) consecutive months beginning after the effective date of the registration statement; and
(viii) upon the written request of the Holder, the Company shall deliver promptly to the Holder participating in an offering including any Warrant Shares pursuant to the previous paragraph who so requests and to the managing underwriter, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and shall permit the Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD"). Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder shall reasonably request as it deems necessary to comply with applicable securities laws and NASD rules.

        9. EXCHANGE AND REPLACEMENT OF WARRANT CERTIFICATES. Each Warrant Certificate is exchangeable without expense, upon the surrender thereof by the registered Holder(s) at the principal office of the Company, for a new Warrant Certificate of like form, tenor and date representing in the aggregate the right to purchase the same number of securities in such denominations as shall be designated by the Holder(s) thereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like form and tenor in lieu thereof.

        10. FRACTIONAL SHARES. No fractional shares will be issued in connection with any exercise hereunder. Instead, the Company shall pay to Holder(s) an amount in cash equal to any fractional share to which the Holder(s) would be entitled, multiplied by the Fair Market Value of the Common Stock.

        11. STOCK FULLY PAID; RESERVATION OF SHARES. The Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of Warrant Shares into which Warrants are exercisable. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefore, all shares of Common Stock shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

        12. RIGHTS OF STOCKHOLDERS. Except as expressly provided in Section 3 hereof, no Holder, as such, shall be entitled to vote or receive dividends or be deemed the holder of the Warrant Shares or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder(s), as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrants shall have been exercised and the Warrant Shares purchasable upon the exercise thereof shall have been issued, as provided herein.

        13. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

        13.1 If to a registered Holder(s) of the Warrants, to the address of such Holder(s) as shown on the books of the Company; or

        13.2 If to the Company, at 13-01 Pollitt Drive, Fair Lawn, New Jersey 07410, Attention: Vincent L. DeCaprio Ph.D., President, or Michael McGuinness, Chief Financial Officer, or at such other address as may have been furnished in writing by the Company, with a copy to Lowenstein Sandler PC, 65 Livingston Avenue, Roseland, New Jersey 07068, Attention: Peter H. Ehrenberg, Esq.; or

        14. SUPPLEMENTS AND AMENDMENTS. The Company may from time to time supplement or amend this Agreement without the approval of any Holder(s) in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which the Company deems shall not adversely affect the interests of the Company and/or the Holder(s). Other amendments to this Agreement may be made only with the written consent of the Company and the Holder(s) of the majority of the outstanding Warrant Shares issuable upon exercise of the Warrants.

        15. SUCCESSORS. All the covenants and provisions of this Agreement shall be binding upon and inure to the benefit of the Company, the Holder(s) and their respective successors and assigns hereunder.

        16. TERMINATION. This Agreement shall terminate at the close of business on the expiration time.

        17. GOVERNING LAW. This Agreement shall be governed by and construed, interpreted and enforced in accordance with the law of the State of Delaware and the federal law of the United States without regard to the law of any other jurisdiction.

        18. WAIVER OF TRIAL BY JURY AND CLAIMS TO CERTAIN DAMAGES. THE BORROWER KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVES EACH RIGHT THE BORROWER MAY HAVE TO A

TRIAL BY JURY WITH RESPECT TO, AND EACH RIGHT TO ASSERT ANY CLAIM FOR DAMAGES (INCLUDING, BUT NOT LIMITED TO, PUNITIVE DAMAGES) IN ADDITION TO ACTUAL DAMAGES IN, ANY ACTION OR OTHER LEGAL PROCEEDING, WHETHER BASED ON ANY CONTRACT OR NEGLIGENT, INTENTIONAL OR OTHER TORT OR OTHERWISE, ARISING OUT OF OR OTHERWISE RELATING TO (A) THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY OTHER WRITING HERETOFORE OR HEREAFTER EXECUTED IN CONNECTION WITH THE CREDIT OR ANY LOAN OR COLLATERAL, (B) ANY TRANSACTION ARISING OUT OF OR OTHERWISE RELATING TO THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING OR (C) ANY NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE CREDIT, ANY LOAN OR COLLATERAL, THIS NOTE OR ANY SUCH OTHER WRITING.

        19. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except as provided in Section 13 hereof.

        20. SEVERABILITY. If any provision of this Agreement shall be held to be invalid and unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

        21. CAPTIONS. The caption headings of the Sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed, as a part of this Agreement and shall be given no substantive effect.

        22. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to give to any person, entity or corporation other than the Company and any registered Holder(s) of the Warrant Certificates, Warrant Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder(s) of the Warrant Certificates or Warrant Shares.

        23. COUNTERPARTS. This Agreement may be executed in any number of counterparts and each of such counterpart shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

        24. ASSIGNMENT. Any Person or Persons to whom the Warrants are transferred by a Holder shall agree to be bound by all of the provisions hereof; and the transferring Holder shall not transfer any Warrants unless the transferring Holder first provides a written instrument to the Company notifying the Company of such transfer pursuant to which the transferee agrees in writing to be bound by the terms of this Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed as of the day and year first above written.

                                       VYTERIS, INC.



                                       By:  _________________________________
                                            Name: Vincent L. DeCaprio, Ph.D.
                                            Title: President


Attest:



-------------------------
Secretary


                                            HOLDERS:

                                            SEE OMNIBUS SIGNATURE PAGE TO SPA

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR (ii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE ISSER, THAT AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS IS AVAILABLE.

THE TRANSFER, EXCHANGE AND EXERCISE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


No. St-__
_______Warrants
                                                          _____________ __, 200_

                               WARRANT CERTIFICATE

        This Warrant Certificate certifies that _________________________, or its registered assigns, is the registered holder of ____________________warrants (the "Warrants") to purchase initially, at any time after the date hereof ("Warrant Issue Date") until 5:30 p.m. New York time on September __, 2009 (the "Expiration Date"), up to ___________ fully paid and non-assessable shares of Common Stock, $0.0001 par value per share ("Common Stock") of the Company, at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $1.50 upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, or by surrender of this Warrant Certificate in lieu of cash payment, but subject to the conditions and adjustments set forth in the Warrant Agreement dated as of ___________ ___, 200_ entered into by and among the Company and each holder of Warrants (the "Warrant Agreement"). Except as otherwise provided in Section 3.2 of the Warrant Agreement, payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

        No Warrant may be exercised after 5:30 p.m. (New York time) on the Expiration Date, at which time the Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

        The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and to which reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the registered holder(s) of the Warrants.

        As set forth in Section 7 of in the Warrant Agreement, certain adjustments may be made to the Exercise Price and the type and/or number of the Company's securities issuable upon their exercise. In the event of such an adjustment, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; PROVIDED, HOWEVER, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter or otherwise impair the rights of the holder as set forth in the Warrant Agreement.

        Upon due presentment of transfer of this Warrant Certificate and the executed form of assignment attached hereto at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like form and tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

        Upon the exercise of less than all of the Warrants evidenced by this Warrant Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

        The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        All capitalized terms used and not defined in this Warrant Certificate shall have the meanings ascribed to them in the Warrant Agreement.




            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed as of _____________ __, 200_.


                                            VYTERIS, INC.


                                            By:_________________________________
                                               Name: Vincent L. DeCaprio, Ph.D.
                                               Title: President

Attest:


-------------------------
Secretary

                         [FORM OF ELECTION TO PURCHASE]

TO:     Vyteris, Inc.
        Attention:  President

        1. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant Certificate, to purchase _______________ (leave blank if you choose Alternative No. 2 below) shares of Common Stock pursuant to the terms of the Warrant Agreement entered into by and among Vyteris, Inc. and the holders of the Warrants, dated __________ ___, 200__ (the "Warrant Agreement"), and tenders herewith payment of the purchase price of such shares in full. (Initial here if the undersigned elects this alternative).
_________

        2. In lieu of exercising the attached Warrant Certificate for cash or check, the undersigned hereby elects to effect the net exercise provision set forth in Section 3.2 of the Warrant Agreement and receive ____________ (leave blank if you choose Alternative No. 1 above) shares of Common Stock of the Company. (Initial here if the undersigned elects this alternative). ___________

        Capitalized terms used and not herein defined shall have the meanings ascribed to them in the Warrant Agreement.

        Please issue a certificate or certificates representing said securities in the name of the undersigned or in such other name as is specified below:



                    ----------------------------------------
                                     (Name)


                    ----------------------------------------

                    ----------------------------------------
                                    (Address)



                                   --------------------------------------------
                                   (Signature and Date)

                                   (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                                   --------------------------------------------
                                   (Insert Social Security or Other Identifying
                                   Number of Holder)

                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

        FOR VALUE RECEIVED ________________________________ (the "Transferor")
hereby sells, assigns and transfers unto _____________________________________
(the "Transferee")

                  (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ as its Attorney to transfer the within Warrant Certificate on the books of Vyteris, Inc., with full power of substitution. The Transferor has provided a written instrument to the Company notifying the Company of such transfer and pursuant to which the Transferee hereunder has agreed in writing to be bound by the terms of the Warrant Agreement dated __________ __, 200__ by, between and among Vyteris, Inc., a Delaware corporation, and the holders of the Warrants a copy of which has been provided to the Transferee by the Transferor.



Dated:                             Signature___________________________________
                                   (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate)

                                   ____________________________________________
                                   (Insert Social Security or other Identifying
                                   Number of Holder)